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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 1999


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


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
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
               Delaware                                 0-14016                              77-0123732
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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                              510 Cottonwood Drive

                           Milpitas, California 95035

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 432-1700

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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On October 3, 2000, Maxtor Corporation ("Maxtor"), Hawaii Acquisition Corporation, a Delaware Corporation and a wholly owned subsidiary of Maxtor ("Merger Sub"), Quantum Corporation, a Delaware corporation ("Quantum"), and Insula Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Spinco") entered into an Agreement and Plan of Reorganization (the "Agreement"), under which Maxtor and Quantum's Hard Disk Drive Group ("HDD") will combine in a stock for stock transaction. Under the Agreement, as more fully described in the press release which is attached as Exhibit 99.2 and is incorporated herein by reference, Quantum's HDD stockholders will receive 1.52 shares of Maxtor common stock for each share of Quantum HDD common stock they own. The Agreement has been approved by the respective Boards of Directors of Maxtor and Quantum, and the transactions contemplated thereby are subject to the approval of the respective shareholders of Maxtor and Quantum and other customary closing conditions. Hyundai Electronics America, an approximately 35% stockholder of Maxtor, has signed an agreement to vote in favor of the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits.

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
Exhibit No.         Description
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
 2                  Agreement and Plan of Reorganization dated as of October 3,
                    2000 by and among Maxtor, Hawaii Acquisition Corporation,
                    Quantum Corporation and Insula Corporation. Schedules and similar attachments to this Exhibit have not been filed;
                    Maxtor will furnish supplementally a copy of any omitted schedule to the Commission upon request.

99.1 Voting Agreement by and among Quantum Corporation and Hyundai Electronics America.

99.2 Press release dated October 4, 2000 announcing the effectiveness of the Merger.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXTOR CORPORATION

Date:  October 12, 2000                By:  /s/ Glenn H. Stevens
                                           -------------------------------------
                                           Glenn H. Stevens
                                           Vice President, General Counsel and
                                           Secretary


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                                 EXHIBIT INDEX

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
Exhibit No.         Description
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
 2                  Agreement and Plan of Reorganization dated as of October 3,
                    2000 by and among Maxtor, Hawaii Acquisition Corporation,
                    Quantum Corporation and Insula Corporation. Schedules and similar attachments to this Exhibit have not been filed;
                    Maxtor will furnish supplementally a copy of any omitted schedule to the Commission upon request.

99.1 Voting Agreement by and among Quantum Corporation and Hyundai Electronics America.

99.2 Press release dated October 4, 2000 announcing the effectiveness of the Merger.
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